SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 29, 2004 (March 26, 2004)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification No.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Press Release, Dated March 26, 2004
Securities Purchase Agreement
Registration Rights Agreement
Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock
Form of Warrant (Exhibit B-1)
Form of Warrant (Exhibit B-2)

Item 5.          Other Events and Regulation FD Disclosure.

On March 26, 2004, SpectRx, Inc. announced the completion of a private placement to institutional and private investors of a new series of its preferred stock and warrants to purchase shares of its common stock as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release, Dated March 26, 2004
99.2	Securities Purchase Agreement
99.3	Registration Rights Agreement
99.4	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock
99.5	Form of Warrant (Exhibit B-1)
99.6	Form of Warrant (Exhibit B-2)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRX, INC.

/S/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: March 29, 2004.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, Dated March 26, 2004
99.2	Securities Purchase Agreement
99.3	Registration Rights Agreement
99.4	Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock
99.5	Form of Warrant (Exhibit B-1)
99.6	Form of Warrant (Exhibit B-2)